Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of First Acceptance Corporation on Form 10-K for the period ending June 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Michael J. Bodayle, Acting Chief Financial Officer of First Acceptance Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL J. BODAYLE
Michael J. Bodayle
Acting Chief Financial Officer
September 13, 2006